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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



                                December 2, 2005
                                ----------------
                      (Date of the earliest event reported)



                             Simulations Plus, Inc.
                             ----------------------
             (Exact name of Registrant as specified in its charter)


         California                    001-32046                95-4595609
         ----------                    ---------                ----------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
      of incorporation)                                     Identification No.)

                 1220 West Avenue J, Lancaster, California 93534
                 -----------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (661) 723-7723
                                 --------------
               Registrant's telephone number, including area code


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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On December 2, 2005, Simulations Plus, Inc., a California corporation (the "Company") issued a press release announcing that there will be an amended Form 12b-25, Notification of Late Filing, with the Securities and Exchange Commission today. In the press release, the Company also provided preliminary earnings for fiscal year 2005 and guidance for fiscal year 2006.



ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Exhibits

     99.1  Press release dated December 2, 2005



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          SIMULATIONS PLUS, INC.



Dated: December 2, 2005                   By: /s/ Momoko Beran
                                             -------------------------------
                                          Momoko A. Beran
                                          Chief Financial Officer



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                                 EXHIBITS INDEX
                                 --------------


      Exhibit Number                       Description
      --------------                       -----------

           99.1               Press release, dated December 2, 2005



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